EXHIBIT 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is entered into as of March 10, 2008 by and among A. T. MASSEY COAL COMPANY, INC., a Virginia corporation (the “Administrative Borrower”), individually and as agent on behalf of the other Loan Parties (such term and each other capitalized term used but not defined herein having the meaning given to it in Article I of the Credit Agreement referenced below), the Required Lenders signatory hereto, UBS AG, STAMFORD BRANCH, as administrative agent (the “Administrative Agent”), and THE CIT GROUP/BUSINESS CREDIT, INC., as collateral agent and as security trustee (the “Collateral Agent”; and together with the Administrative Agent, the “Agents”) for the Secured Parties and Issuing Bank.

RECITALS

WHEREAS, the Administrative Borrower, the other Borrowers, the Guarantors, the Administrative Agent, the Collateral Agent and Lenders entered into that certain Amended and Restated Credit Agreement dated as of August 15, 2006 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Administrative Borrower is required to deliver to the Collateral Agent and Administrative Agent an Inventory Appraisal reasonably satisfactory to both Agents pursuant to Section 5.15(e) of the Credit Agreement simultaneously with its delivery of the annual financial statements required by Section 5.01(a) of the Credit Agreement;

WHEREAS, the Administrative Borrower is able to timely deliver the financial statements for the fiscal year ending December 31, 2007 as required by Section 5.01(a) of the Credit Agreement, but anticipates that it will be unable to timely deliver the Inventory Appraisal required by Section 5.15(e) of the Credit Agreement; and

WHEREAS, the Administrative Borrower (on behalf of itself and each of the other Loan Parties) has requested that Agents and the Required Lenders amend Section 5.15(e) of the Credit Agreement to change the deadline by which the Inventory Appraisal must be delivered for the 2007 and subsequent fiscal years.

NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agents, the Required Lenders and the Administrative Borrower (on behalf of itself and each of the other Loan Parties) agree as follows:

1 Amendment to Credit Agreement.  Effective on the date of the satisfaction of the conditions precedent set forth in Section 2 hereof, Section 5.15(e) of the Credit Agreement is amended by amending and restating Section 5.15(e) as follows:

“(i) as soon as available after the end of the 2007 fiscal year but no later than April 15, 2008, (ii) as soon as available after the end of the 2008 fiscal year but no later than August 15, 2009 and (iii) as soon as available after the end of the 2009 fiscal year and each fiscal year thereafter but no later than November 15th of the year following the end of such fiscal year, in each case, an Inventory Appraisal to be conducted by an appraiser satisfactory to the Collateral Agent, and in form, scope and substance, substantially the same as the Inventory Appraisal delivered on or about the Original Closing Date and, otherwise reasonably satisfactory to the Collateral Agent and Administrative Agent;”

2 Conditions to Effectiveness.  This Agreement shall be effective on the date on which all of the following conditions precedent are satisfied:

2.1 This Agreement shall have been executed and delivered by the Administrative Agent, the Collateral Agent, the Required Lenders and the Administrative Borrower (on behalf of itself and each of the other Loan Parties).

2.2 The representations and warranties contained herein shall be true and correct in all respects, and, after giving effect to this Agreement, no Event of Default or Default shall exist on the date hereof.

3 Representations and Warranties.

3.1 The execution, delivery and performance by Administrative Borrower (on behalf of itself and each of the other Loan Parties) of this Agreement has been duly authorized by all necessary corporate action and this Agreement is a legal, valid and binding obligation of the Administrative Borrower and each of the other Loan Parties enforceable against the Administrative Borrower and each of the other Loan Parties in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

3.2 Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date; and

3.3 Neither the execution, delivery and performance of this Agreement by the Administrative Borrower (on behalf of itself and each of the other Loan Parties) nor the consummation of the transactions contemplated hereby does or shall result in a breach of, or violate (i) any provision of the Administrative Borrower’s or any other Loan Party’s articles of incorporation or bylaws, (iii) any law or regulation, or any order or decree of any court or government instrumentality, applicable to the Administrative Borrower or the other Loan Parties or binding upon any of their properties, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Administrative Borrower or any other Loan Party is a party or by which the Administrative Borrower or any other Loan Party or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to the Agents on or before the date hereof.

4.           Reference to and Effect upon the Credit Agreement.

4.1           Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

4.2           The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein.  Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

4.3           The Administrative Borrower (on behalf of itself and each of the other Loan Parties) acknowledges and agrees that the execution and delivery by Agents and Required Lenders of this Agreement shall not be deemed (i) to create a course of dealing or otherwise obligate Agents or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (ii) to amend, relinquish or impair any right of Agents or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Agreement.

4.4           The Administrative Borrower (on behalf of itself and each of the other Loan Parties) affirms and acknowledges that this Agreement constitutes a Loan Document under the Credit Agreement and any reference to the Loan Documents under the Credit Agreement contained in any notice, request, certificate or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise specify.

5.           Costs and Expenses.  As provided in Section 11.03 of the Credit Agreement, Borrowers agree to reimburse Agents for all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Collateral Agent in connection with the preparation, execution and delivery of this Agreement, including the fees, charges and disbursements of Latham & Watkins, LLP, counsel for the Administrative Agent and Hahn & Hessen, LLP, counsel to the Collateral Agent.

6. GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

7.           Headings.  Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.

8.           Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.    In the event that any signature is delivered by facsimile

transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf the signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof, and such party shall promptly follow its facsimile signature page by mailing of a hard copy original.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

ADMINISTRATIVE BORROWER

A. T. MASSEY COAL COMPANY, INC., individually and as agent for each of the other Loan Parties

By:           /s/ Philip W. Nichols
Name: Philip W. Nichols
Title:  Treasurer

AGENTS

UBS AG, STAMFORD BRANCH, as the Administrative Agent

By:           /s/ Mary E. Evans
Name:  Mary E. Evans
Title:  Associate Director

By:           /s/ David B. Julie
Name: David B. Julie
Title:  Associate Director

THE CIT GROUP/BUSINESS CREDIT, INC., as the Collateral Agent

By:           /s/ Eddy L. Milstein
Name:  Eddy L. Milstein
Title:  Vice President

LENDERS

UBS LOAN FINANCE LLC,
as Swingline Lender

By:           /s/ Mary E. Evans
Name:  Mary E. Evans
Title:  Associate Director

By:           /s/ David B. Julie
Name:  David B. Julie
Title:  Associate Director

UBS LOAN FINANCE LLC,
as a Lender

By:           /s/ Mary E. Evans
Name:  Mary E. Evans
Title:  Associate Director

By:           /s/ David B. Julie
Name:  David B. Julie
Title:  Associate Director

The CIT Group/Business Credit, Inc., as a Lender

By:           /s/ Eddy L. Milstein
      Name:  Eddy L. Milstein
      Title:  Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:           /s/ Randall F. Hornick
Name:  Randall F. Hornick
Title:  Authorized Signatory

BANK OF AMERICA, N.A., as a Lender

By:           /s/ Lawrence P. Garni
Name:  Lawrence P. Garni
Title:  SVP

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:           /s/ Dale A. Stein
Name:  Dale A. Stein
Title:  Sr. Vice President